UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September 9, 2014

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s telephone number, including area code:   (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On September 9, 2014, Buckeye Partners, L.P. (the “Partnership”) and Buckeye GP LLC, the general partner of the Partnership, entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters (the “Underwriters”), that provided for the issuance and sale by the Partnership, and the purchase by the Underwriters, of $300,000,000 aggregate principal amount of the Partnership’s 4.35% senior unsecured notes due 2024 and $300,000,000 aggregate principal amount of the Partnership’s 5.60% senior unsecured notes due 2044 (collectively, the “Notes”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

On September 12, 2014, the Partnership entered into a Tenth Supplemental Indenture, between the Partnership and U.S. Bank National Association (successor-in-interest to SunTrust Bank), as trustee (the “Tenth Supplemental Indenture”), pursuant to an Indenture, dated as of July 10, 2003, as amended and supplemented by the Tenth Supplemental Indenture, in connection with the issuance and sale of the Partnership’s Notes.  A copy of the Tenth Supplemental Indenture is filed as Exhibit 4.1 to this report and is incorporated by reference herein. The offering of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-178097).

The foregoing descriptions of the Underwriting Agreement and Tenth Supplemental Indenture are qualified in their entirety by reference to their full text, copies of which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)	Exhibits.

1.1

Underwriting Agreement, dated as of September 9, 2014, among Buckeye Partners, L.P., Buckeye GP LLC and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the Underwriters

4.1	Tenth Supplemental Indenture, dated September 12, 2014, between Buckeye Partners, L.P. and U.S. Bank National Association (successor-in-interest to SunTrust Bank), as trustee
5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Notes
12.1	Computation of ratios of earnings to fixed charges
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC,
its General Partner

		By:	/s/ Todd J. Russo
Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated September 12, 2014

Exhibit Index

1.1

Underwriting Agreement, dated as of September 9, 2014, among Buckeye Partners, L.P., Buckeye GP LLC and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the Underwriters

4.1	Tenth Supplemental Indenture, dated September 12, 2014, between Buckeye Partners, L.P. and U.S. Bank National Association (successor-in-interest to SunTrust Bank), as trustee
5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Notes
12.1	Computation of ratios of earnings to fixed charges
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)